Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
18.	SUBSEQUENT EVENTS

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements.

Amendments to Letter of Intent with Vanfon

In April 2024, the Group entered amendments to the Letter of Intent with Vanfon. Pursuant to the amendments, Vanfon agreed to provide an additional advance of RMB8,000,000 to the Group, and extend the period to negotiate a definitive agreement with the Group from March 31, 2024 to July 31, 2025. An interest rate of 5.5% per annum was charged to the aggregate amount of the advance.

Settlement of Purchase Agreement

In September 2023, the Group entered into a purchase agreement with Dongzheng Ruibo (Shanghai) Investment Center (Limited Partnership) (“Dongzheng”), and other related parties to acquire 100% of interest in Shanghai Shengran Information Technology Co., Ltd. and associated interests pertaining to all of its consolidated variable interest entities (the “Purchase Agreement”). The Group paid an acquisition deposit of RMB20 million, or approximately US$2.8 million for the acquisition pursuant to the agreement. Due to the Group’s failure to pay the transaction amount in full in accordance with the terms of the agreement, the agreement was terminated in November 2023. In April 2024, the Group settled the breach of the agreement with Dongzheng and the acquisition deposit was granted to Dongzheng as compensation.